TL Lease Funding Corp. IV
                              TLFC IV Equipment Lease Trust 1996-1
                                      Monthly Statement
                           For the Collection Period ended 2/28/97

                                                                    NOTE
                                                   COLLECTION     DISTRIBUTION
                                                     ACCOUNT        ACCOUNT

Beginning Balance				                                   	$0.00

Deposit of Collections and Other Amounts

Collections during the Collection Period [4.7(b)] $5,754,522.52
Less: Collections to reimburse Servicer Advances  (1,079,831.77)
      [4.7(c)(i)]
Less: Collections from Repurchased Leases or               0.00
      Substituted Leases [4.7(c)(ii)]
Add: Servicer Advances [3.3]                       1,048,614.32
Add: Investment Earnings                              29,652.94
Available Amount                                  $5,752,958.01

Payments on Payment Date [4.8]

 (a) Unreimbursed Servicer Advances to the Servicer        0.00
     (when deemed by Servicer to be uncollectible)

 (b) Servicing Fee Arrearage to the Servicer               0.00

 (c) Servicing Fee to the Servicer                  (113,794.70)

 (d) Class A Interest Arrearage                            0.00           0.00
     to Holders of Class A Notes
 (e) Class A Interest Payment Amount                (569,372.80)    569,372.80
     to Holders of Class A Notes
 (f) Class B Interest Arrearage                            0.00           0.00
     to Holders of Class B Notes
 (g) Class B Interest Payment Amount                  (66,944.34)    66,944.34
     to Holders of Class B Notes
 (h) Class A Principal Payment Amount              (4,308,302.22) 4,308,302.22
     to Holders of Class A Notes
 (i) Class B Principal Payment Amount as follows:
     1) to Holders of Class A Notes to extent of            0.00          0.00
        Subordination Shortfall

     2) remainder Holders of Class B Notes if               0.00          0.00
        Restricting Event exists

     3) remainder to Holders of Class B Notes         (455,937.77)  455,937.77
        if no Restricting Event exists

 (j) Holders of Class B Notes if Restrcting Event exists     0.00

 (k) Holders of the Trust Certificate                 (236,616.18)

 Subtotal                                           (5,752,958.01)5,400,557.13

Distributions to Noteholders                                     (5,400,557.13)

Ending Balance                                              0.00          0.00

                                   TL Lease Funding Corp. IV
                              TLFC IV Equipment Lease Trust 1996-1
                                       Monthly Statement
                             For the Collection Period ended 2/28/97

SUBORDINATION AMOUNT
	Aggregate Discounted Lease Balance               $131,662,795
	(on the last day of the Collection Period)
	Add:  Available Amount                              5,752,958
	Less: Outstanding Class A Principal Balance      (109,947,110)
	(after current Payment Date)
	Subordination Amount                              $27,468,644

	Minimum Required Subordination Amount              $5,640,396

	Subordination Shortfall                                    $0

RESTRICTING EVENT CALCULATIONS

 (1) Average Aggregate Delinquencies-trailing 6 months        240,880
     Average Aggregate Discounted Lease Balance -         139,140,065
     Trailing 6 months

 Delinquency Ratio                                              0.17%

 Maximum Delinquency Ratio                                      2.00%

 (2) Aggregate Discounted Lease Balance of Charged-off        217,343
     Leases - trailing 6 months

 Annualized Net Charge-offs                                   434,687

 Average Aggregate Discounted Lease Balance -             139,140,065
 Trailing 6 months

 Charge-off Ratio                                               0.31%

 Maximum Charge-off Ratio                                       5.00%

 Restricting Event                                                NO

SUBSTITUTION CALCULATIONS (SECTION 5.1)

 (1) Cumulative Discounted Lease Balance of Leases                 $0
     substituted for Leases subject to Defaulted Leases

 Maximum ADLB of substituted Leases                        $9,024,634
 (6% of ADLB at Closing Date)

 (2) Cumulative Discounted Lease Balance of Leases                 $0
     Substituted for Leases subject to Warranty Event

 Maximum ADLB of substituted Leases                        $7,520,529
 (5% of ADLB at Closing Date)

 (3) Cumulative Discounted Lease Balance of Leases                 $0
     Substitituted for Leases

 Maximum ADLB of substituted Leases                       $15,041,057
 (10% of ADLB at Closing Date)

 (4) Aggregate Discounted Lease Balance                  $131,662,795
     (on the last day of the Collection Period)
     Less: Outstanding Class A Principal Balance        ($114,255,412)
     (on the last day of the Collection Period)
     Substitution Subordination Amount                    $17,407,383

 Greater of:
 a) 15% of ADLB on the last day of the Collection Period  $19,749,419
 b) Minimum Required Subordination Amount                  $5,640,396

 If substitution subordination amount does not exceed the Greater of (a) and (b), there can be no substitutions for Early Termination Leases or Warranty Events

EARLY TERMINATION LEASES (Section 3.2(b))

Aggregate Discounted Lease Balance of all Leases which     $1,742,039
 have become Early Termination Leases or Partial Early
 Termination Leases
Less: Cumulative Discounted Lease Balance of leases                $0
 substituted for Early Termination Leases
Net Aggregate Discounted Lease Balance of Early            $1,742,039
 Termination Leases

Maximum Early Termination Leases                           $4,790,157
(3% of ADLRB at Cut-Off Date)




                                TL Lease Funding Corp. IV
                           TLFC IV Equipment Lease Trust 1996-1
                                    Monthly Statement
                          For the Collection Period ended 2/28/97

PAYMENTS ON CLASS A & B SECURITIES (PER $1,000 OF INITIAL PRINCIPAL BALANCE, PER PAGE 35 & 26 OF PROSPECTUS)

	CLASS A
	Principal Payment								                                 $33.6983683
	Interest Payment								                                   $4.4534792

	CLASS B
	Principal Payment								                                 $33.6809796
	Interest Payment								                                   $4.9453042

Remaining outstanding principal balance, Class A									 $859.9763907
(per $1,000 of initial principal balance)

Remaining outstanding principal balance, Class B									 $860.0486454
(per $1,000 of initial principal balance)

Class A Pool Factor									                                85.9976391%
(remaining outstanding principal balance/initial
outstanding principal balance, after current payment)

Class B Pool Factor									                                86.0048645%
(remaining outstanding principal balance/initial
outstanding principal balance, after current payment)

DISCOUNTED LEASE AND RESIDUAL DATA

ADLB on the last day of the Collection Period									   $131,662,795.23
ADLRB on the last day of the Collection Period									  $140,788,928.57

LOSS AND DELINQUENCY DATA

DLB of Defaulted Leases for the Collection Period									   $103,385.36
# of Defaulted Leases for the Collection Period									               9

DLB of Early Termination Leases for the Collection Period				$587,298.93
# of Early Termination Leases for the Collection Period									      63

DLB of Partial Early Termination Leases for the                  $811.89
 Collection Period
# of Partial Early Termination Leases for the                          1
 Collection Period

DLB of Repurchased Leases for the Collection Period									        $0.00
# of Repurchased Leases	for the Collection Period								               0

DLB of delinquent Leases (90 days delinquent) 									       $536,757.96
for the Collection Period

                                TL Lease Funding Corp. IV
                           TLFC IV Equipment Lease Trust 1996-1
                                   Monthly Statement
                          For the Collection Period ended 2/28/97

                                  ADLB
				                          PER AR AGING		           PERCENT

Current                        127,847,493              97.10%
31-60 Days Past Due              2,686,773               2.04%
61-90 Days Past Due                591,771               0.45%
Over 90 Days Past Due              536,758               0.41%
Total                          131,662,795             100.00%